UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

MSCI Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St, 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2013, MSCI Inc. (“MSCI” or the “Company”) entered into Amendment No. 1 to the Amended and Restated Credit Agreement (“Amendment No. 1”) among the Company, certain domestic subsidiaries of the Company, the lenders party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, swing line lender and L/C issuer, and Morgan Stanley & Co. LLC, as collateral agent, which amends the Company’s existing Amended and Restated Credit Agreement (the “Amended and Restated Credit Facility”) dated May 4, 2012, consisting of a senior secured Term Loan A Facility (the “Term Loan Facility”) and a senior secured revolving credit facility. Amendment No. 1, among other things, (i) extends the maturity date of the Amended and Restated Credit Facility to December 12, 2018 and (ii) modifies the amortization schedule for the remaining $810.0 million of principal outstanding under the Term Loan Facility, requiring the Company to repay $5.1 million in quarterly payments over the first two years and $10.1 million in quarterly payments over the next three years, with the exception of the final payment on December 12, 2018 which will be $658.1 million (assuming no prepayments).

With respect to the other parties to Amendment No. 1 (not including the Company’s subsidiaries), the Company has or may have had customary banking relationships based on the provision of a variety of financial services, including without limitation, financial advisory and investment banking. An affiliate of Morgan Stanley Senior Funding, Inc. and Morgan Stanley & Co. LLC beneficially owns more than 5% of MSCI’s common stock. See “Other Matters—Certain Transactions—Transactions with Morgan Stanley” in the Company’s Proxy Statement on Schedule 14A filed on March 19, 2013 for a description of MSCI’s other relationships with Morgan Stanley Senior Funding, Inc., Morgan Stanley & Co. LLC or their affiliates.

The foregoing description of Amendment No. 1 is not intended to be complete and is qualified in its entirety by reference to Amendment No. 1, which is annexed as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described in Item 1.01 above is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Amended and Restated Credit Agreement dated December 12, 2013, to the Amended and Restated Credit Agreement dated May 4, 2012 among MSCI Inc., as the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Swing Line Lender and L/C Issuer, Morgan Stanley & Co. LLC, as Collateral Agent and the other lenders party thereto

99.1	Press Release of MSCI Inc. dated December 12, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Robert Qutub
	Name:	Robert Qutub
	Title:	Chief Financial Officer and Treasurer

Date: December 13, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amendment No. 1 to the Amended and Restated Credit Agreement dated December 12, 2013, to the Amended and Restated Credit Agreement dated May 4, 2012 among MSCI Inc., as the Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, Swing Line Lender and L/C Issuer, Morgan Stanley & Co. LLC, as Collateral Agent and the other lenders party thereto

99.1	Press Release of MSCI Inc. dated December 12, 2013